UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2004

Cano Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50386	77-0635673
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Oil & Gas Commerce Building
309 West 7th Street, Suite 1600
Fort Worth, TX 76102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 698-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 14, 2004, Cano Petroleum, Inc. completed an acquisition of certain assets from Nowata Oil Properties LLC.  The purchase price for the assets was $2,500,000 paid as follows: (1) $250,000 in cash was paid on September 2, 2004 upon execution of a Purchase and Sale Agreement; and (2) $2,250,000 in cash was paid on September 14, 2004 upon closing.

The purchased assets consist of Nowata Oil Properties’ right, title and interest in and to specified oil, gas and mineral leasehold estates, including but not limited to non-producing property, mineral rights, subsurface rights, wells and well equipment, inventory and supplies, storage facilities, contract rights, easements and rights-of-way, permits and records belonging to, used or obtained in connection with the leasehold estates (collectively, the “Nowata Assets”).  The Nowata Assets include more than 220 producing wells.  The newly acquired wells produce from the Bartlesville Sandstone in the Nowata Field on 4,500 acres of land in Nowata County, Oklahoma. Current net production is approximately 230 barrels of oil per day (bopd) and proved producing reserves are estimated at 995,753 barrels, based on a recent engineer’s report.  The cost of acquisition was $2.51 per proved producing barrel of oil and $10,870 per net daily barrel of oil. Cano expects to increase production on Nowata’s existing wells through tertiary methods involving ASP chemical flooding.

Item 2.01 Completion of Acquisition or Disposition of Assets

See Item 1.01.

Item 9.01       Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Historical Summaries of Revenues and Direct Operating Expenses of Nowata Oil Properties, LLC for the years ended June 30, 2004 and 2003

(b) Pro forma financial information.

Unaudited Pro Forma Combined Balance Sheet as of June 30, 2004

Unaudited Pro Forma Combined Statement of Operations for the twelve months ended June 30, 2004

(c) Exhibits:

10.1                           Purchase and Sale Agreement, dated September 2, 2004, by and between Nowata Oil Properties LLC and Cano Petroleum, Inc. (Incorporated by reference to Form 8-K, filed with the Securities and Exchange Commission on September 20, 2004)

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 12, 2004

CANO PETROLEUM, INC.

By:	/s/ Michael Ricketts
Michael Ricketts
Chief Financial Officer

2

NOWATA OIL PROPERTIES, LLC.

HISTORICAL SUMMARIES OF PROPERTIES

TO BE ACQUIRED BY CANO PETROLEUM, INC.

JUNE 30, 2004 AND 2003

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Cano Petroleum, Inc.

Fort Worth, Texas

We have audited the accompanying Historical Summaries of Revenue and Direct Operating Expenses of Properties to be Acquired by Cano Petroleum, Inc. for the years ended June 30, 2004 and 2003 (“Historical Summaries”).  The Historical Summaries are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the Historical Summaries based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summaries presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Cano Petroleum, Inc.) as described in Note 1 and are not intended to be a complete presentation of the properties’ revenues and expenses.

In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the revenue and direct operating expenses of the properties to be acquired by Cano Petroleum, Inc. in conformity with accounting principles generally accepted in the United States of America.

/s/ Hein & Associates LLP

HEIN & ASSOCIATES LLP

November 5, 2004

Dallas, Texas

NOWATA OIL PROPERTIES, LLC.

HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES

OF PROPERTIESTO BE ACQUIRED BY CANO PETROLEUM, INC.

FOR THE YEARS ENDED JUNE 30, 2004 AND 2003

	2004	2003
OIL SALES	$2,654,068	$2,333,839
DIRECT OPERATING EXPENSES	2,013,942	$2,108,880
NET REVENUE	$640,126	224,959

See Notes to Historical Summaries

NOWATA OIL PROPERTIES, LLC.

NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES OF PROPERTIES TO BE ACQUIRED BY CANO PETROLEUM, INC.

1.   BASIS OF PREPARATION

The accompanying historical summaries of revenues and direct operating expenses relate to the operations of certain oil properties in the Nowata Field located in Oklahoma that were acquired by Cano Petroleum, Inc. (“Cano”) on September 14, 2004.

Revenues are recorded when the Company’s share of oil production is sold.  Direct operating expenses are recorded when the related liability is incurred.  Direct operating expenses include lease operating expenses and production taxes.  Depreciation and amortization of oil properties, general and administrative expenses and income taxes have been excluded from operating expenses in the accompanying historical summaries because the amounts would not be comparable to those resulting from proposed future operations.

The historical summaries presented herein were prepared for the purpose of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K as promulgated by Regulation S-B Item 3-10 of the Securities Exchange Act of 1934.

2.    RELATED PARTY TRANSACTIONS

The properties were operated by an affiliate of Nowata Oil Properties, LLC during the years ended June 30, 2004 and 2003. During those years, the Affiliate charged the properties overhead amounting to approximately $306,000 and $317,000, respectively.  Such overhead charges are included in direct operating expenses.

3.   SUPPLEMENTAL INFORMATION ON OIL RESERVES (UNAUDITED)

Proved oil reserves consist of those estimated quantities of crude oil that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

The following estimates of proved reserves have been made by independent engineers. The estimated net interest in proved reserves is based upon subjective engineering judgments and may be affected by the limitations inherent in such estimation. The process of estimating reserves is subject to continual revision as additional information becomes available as a result of drilling, testing, reservoir studies and production history. There can be no assurance that such estimates will not be materially revised in subsequent periods.

The changes in proved reserves of the properties for the years ended June 30, 2004 and 2003 are set forth below.  All of the reserves are classified as proved producing reserves. The reserve information has been prepared to include the net revenue interest acquired by Cano.

Oil (Barrels)
Reserves at July 1, 2002	594,000
Revisions of previous estimates	255,000
Production	(79,000)
Reserves at June 30, 2003	770,000
Revisions of previous estimates	306,000
Production	(80,000)
Reserves at June 30, 2004	996,000

NOWATA OIL PROPERTIES, LLC.

NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES OF PROPERTIES TO BE ACQUIRED BY CANO PETROLEUM, INC.

The standardized measure of discounted estimated future net cash flows related to proved oil reserves at June 30, 2004 and 2003 is as follows:

	2003	2004
Future cash inflows	$22,782,000	$36,196,000
Future production and development costs	(16,951,000)	(25,525,000)
Future net cash flows, before income tax	5,831,000	10,671,000
Future income taxes	(1,234,000)	(3,073,000)
Future net cash flows	4,597,000	7,598,000
10% annual discount	(1,842,000)	(3,362,000)
Standardized measure of discounted future net cash flows	$2,755,000	$4,236,000

The primary changes in the standardized measure of discounted estimated future net cash flows for the years ended June 30, 2004 and 2003, were as follows:

	2003	2004
Beginning of year	$2,058,000	2,755,000
Accretion of discount	206,000	276,000
Sales of oil produced, net of production costs	(225,000)	(640,000)
Effect of change in prices	1,218,000	2,417,000
Change in taxes	(974,000)	(1,025,000)
Revisions of quantity estimates and other	472,000	453,000
End of year	$2,755,000	$4,236,000

Estimated future cash inflows are computed by applying year-end prices of oil to year-end quantities of proved reserves. Estimated future development and production costs are determined by estimating the expenditures to be incurred in developing and producing the proved oil reserves at the end of the period, based on period-end costs and assuming continuation of existing economic conditions.

The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and as such do not necessarily reflect the Company’s expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.

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CANO PETROLEUM, INC.

UNAUDITED PRO FORMA COMBINED

FINANCIAL STATEMENTS

The unaudited pro forma combined financial statements were prepared to present the effect of the following transactions:

•                  The merger with Davenport Field Unit Inc. on May 26, 2004, which was previously reported in the current report on Form 8-K/A dated August 11, 2004.

•                  The acquisition of the Ladder Companies, Inc. on July 2, 2004 for approximately $2.2 million. The acquisition of Ladder was previously reported in the current report on Form 8-K/A dated August 26, 2004.

•                  The acquisition of certain assets of Nowata Oil Properties LLC, on September 14, 2004, for approximately $2.5 million.

•                  The issuance of $4.6 million of our Series C Preferred Stock, which occurred during July and August, 2004.

The unaudited pro forma combined balance sheet of Cano as of June 30, 2004, gives effect to the acquisition of the Ladder Companies, the acquisition of certain assets of Nowata Oil Properties LLC, and the issuance of $4.6 million of our Series C Preferred Stock as if those transactions occurred on June 30, 2004.  The unaudited pro forma combined statement of operations of Cano for the year ended June 30, 2004, gives effect to all the transactions listed above as if they had occurred on July 1, 2003. The unaudited pro forma combined financial statements of Cano have been included as required by the rules of the Securities and Exchange Commission and are provided for comparative purposes only.

The unaudited pro forma combined financial statements of Cano should be read in conjunction with the historical financial statements of Davenport, Cano, Ladder and the Nowata Properties and the related notes thereto. The unaudited pro forma combined financial statements of Cano are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma combined financial statements, and the actual recording of the transactions could differ.  The unaudited pro forma combined financial statements of Cano are not necessarily indicative of the financial results that would have occurred had the acquisition been effective on and as of the dates indicated and should not be viewed as indicative of operations in the future.

UNAUDITED PRO FORMA COMBINED

BALANCE SHEET

As of June 30, 2004

ASSETS

Current assets	Cano Petroleum 6/30/04	Ladder Companies Acquisition (a)	Pro Forma Adjustment		Combined Pro Forma Amounts
Cash and cash equivalents	$1,575,279	$271,360	$4,600,000	(b)	$1,712,437
			(2,221,592	)(c)
			(2,512,610	)(d)
Restricted cash	866,339	-	-		866,339
Accounts receivable	13,363	90,916	-		104,279
Other current assets	-	13,470	-		13,470
Total current assets	2,454,981	375,746	(134,202)		2,696,525
Oil and gas properties, successful efforts method, less accumulated depletion	757,467	2,230,969	2,583,637	(d)	5,572,073

Investment in Ladder	26,950	-	2,221,592	(c)	-
			(2,248,542	)(e)
Goodwill	101,166	-	-		101,166
TOTAL ASSETS	$3,340,564	$2,606,715	$2,422,485		$8,369,764

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$1,284	$106,340	$-		$107,624
Oil and gas sales payable	-	15,296	-		15,296
Accrued liabilities	322,243	-	-		322,243
Asset retirement obligations - current	-	16,423	-		16,423
Total current liabilities	323,527	138,059	-		461,586
Long-term liabilities
Asset retirement obligations	84,272	220,114	71,027	(d)	375,413
Commitments and contingencies	-	-	-		-
Shareholders’ equity
Preferred stock
Series A, no shares issued or outstanding	-	-	-		-
Series B; 8,000 shares authorized and 2,000 shares issued and outstanding	1,865,894	-	-		1,865,894
Series C; 8,000 shares authorized and 6,000 shares issued and outstanding	1,265,894	-	4,600,000	(b)	5,865,894
Common stock, par value $.0001 per share; 50,000,000 authorized; 15,647,204 issued and outstanding	1,565	-	-		1,565
Additional paid-in capital	8,643,137	2,248,542	(2,248,542	)(e)	8,643,137
(Accumulated deficit) Retained Earnings	(6,616,319)	-	-		(6,616,319)
Deferred compensation	(2,227,406)	-	-		(2,227,406)
Total (deficiency in) shareholders’ equity	2,932,765	2,248,542	2,351,458		7,532,765
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,340,564	$2,606,715	$2,422,485		$8,369,764

See Notes to Unaudited Pro Forma Combined Financial Statements.

UNAUDITED PRO FORMA COMBINED

STATEMENT OF OPERATIONS

Twelve Months Ended June 30, 2004

	Cano Petroleum 6/30/04	Ladder Companies Historical Amounts (a)	Nowata Oil Properties LLC Historical Amounts	Pro Forma Adjustment		Combined Pro Forma Amounts
Operating Revenues:
Crude Oil and Natural Gas Sales	$7,958	$1,000,796	$2,654,068	$85,891	(f)	$3,748,713
Overhead income and other revenue	-	219,544	-	-		219,544
	7,958	1,220,340	2,654,068	85,891		3,968,257
Operating Expenses:
Lease operating expenses	44,921	504,408	2,013,942	139,089	(f)	2,702,360
Selling, general, and adminstrative	244,176	434,401	-	-		678,577
Deferred compensation expense	96,844			1,065,284	(i)	1,162,128
Accretion of asset retirement obligations	690	10,173	-	7,131	(j)	21,410
				3,416	(g)
Depletion and depreciation	4,533	130,356	-	18,275	(j)	329,250
				176,086	(h)
Total expenses	391,164	1,079,338	2,013,942	1,409,281		4,893,725
Operating Income (Loss)	(383,206)	141,002	640,126	(1,323,390)		(925,468)
Interest Charges and Other Income and Deductions	-	7,385	-	-		7,385
Net Income (Loss) Before Cumulative Effect of Change in Accounting Principle	(383,206)	148,387	640,126	(1,323,390)		(918,083)
Cumulative Effect of Change in Accounting Principle	-	(96,552)	-	-		(96,552)
Net Income (Loss)	$(383,206)	$51,835	$640,126	$(1,323,390)		$(1,014,635)
Net Income (Loss) per Share (Basic and diluted)	$(0.05)	$0.01	$0.09	$(0.18)		$(0.14)
Weighted Average Common Shares Outstanding (Basic and diluted)	7,311,505	7,311,505	7,311,505	7,311,505		7,311,505

See Notes to Unaudited Pro Forma Combined Financial Statements.

NOTES TO UNAUDITED PRO FORMA

COMBINED FINANCIAL STATEMENTS

(a)          The historical amounts presented for the Ladder Companies, Inc. include the effect of pro forma adjustments as presented in the Form 8-K/A dated August 26, 2004.

(b)         To record cash received from the issuance of $4.6 million of Series C preferred stock.

(c)          To record the acquisition of Ladder Companies on Cano’s books.

(d)         To record the acquisition of Nowata Oil Properties LLC.  The calculation of the purchase price is as follows:

Calculation of Purchase Price:
Net acquisition price	$2,512,610
Asset Retirement Obligations - Non-Current	71,027
Total Purchase Price	$2,583,637
Allocation of Purchase Price:
Oil & Gas Properties	2,583,637
$2,583,637

(e)          For consolidation purposes, to record the elimination entry of Cano’s investment in the Ladder Companies.

(f)            To record the operations of Davenport for the period prior to the merger with Cano on May 26, 2004.

(g)         To record a full year of accretion of asset retirement obligations for Nowata.

(h)         To record a full year of depletion expense for the Nowata Oil Properties LLC.  The effective rate for Nowata was 6.8% for the twelve months ended June 30, 2004.

(i)             To record a full year of amortization of the deferred compensation expense incurred in connection with the merger with Davenport.

(j)             To record depletion and accretion of asset retirement obligations for the Davenport Properties as if they had been acquired on July 1, 2003.

The purchase price calculation and allocation are subject to changes based on financial activity that occurred after June 30, 2004 and the fair market valuation of oil and gas properties.   These amounts are expected to be finalized for the Company’s next reporting period, which is September 30, 2004.

Pro Forma Supplementary Financial Information for Oil and Gas Producing Activities (Unaudited)

The following tables present certain unaudited pro forma information concerning Cano’s proved oil and gas reserves giving effect to the acquisition of Nowata as if it had occurred on July 1, 2003. There are numerous uncertainties inherent in estimating the quantities of proved reserves and projecting future rates of production and timing of development expenditures.  The following reserve data represent estimates only and should not be construed as being exact.  The proved oil reserve information for Cano and Nowata is as of June 30, 2004 and reflects prices and costs as of that date.

Reserves:	Cano Oil (Barrels)	Ladder Oil (Barrels)	Ladder Gas (Mcf)	Nowata Oil (Barrels)	Cano Combined Pro Forma
					Oil (Barrels)	Gas (Mcf)
Reserves at the beginning of twelve month period	73,500	236,668	2,370,410	769,654	1,079,822	2,370,410
Revisions of prior estimates	-	12,976	157,427	306,390	319,366	157,427
Production	(2,200)	(13,764)	(152,638)	(80,291)	(96,255)	(152,638)
Reserves at the end of twelve month period	71,300	235,880	2,375,199	995,753	1,302,933	2,375,199

Standardized Measure of Discounted Future Cash Flows:

	Cano	Ladder	Nowata	Cano Pro Forma
Future cash inflows	$2,283,000	$22,856,000	$36,196,000	$61,335,000
Future production and development costs	(1,224,000)	(9,601,000)	(25,525,000)	(36,350,000)
Future net cash flows, before income taxes	1,059,000	13,255,000	10,671,000	24,985,000
Future income taxes	(336,000)	(4,182,000)	(3,073,000)	(7,591,000)
Future net cash flows	723,000	9,073,000	7,598,000	17,394,000
10% annual discount	(409,000)	(3,927,000)	(3,362,000)	(7,698,000)
Standardized measure of discounted net cash flows	$314,000	$5,146,000	$4,236,000	$9,696,000

Changes in Standardized Measure of Discounted Future Cash Flows:

	Cano	Ladder	Nowata	Cano Pro Forma
Balance at beginning of the period	$466,000	$6,480,000	$2,755,000	$9,701,000
Accretion of discount	-	-	276,000	276,000
Sales of oil produced, net of production costs	(121,000)	(498,000)	(640,000)	(1,259,000)
Effect of change in prices	45,000	1,229,000	2,417,000	3,691,000
Changes in taxes	-	-	(1,025,000)	(1,025,000)
Revisions of estimates and other	(76,000)	(2,065,000)	453,000	(1,688,000)
Balance at end of period	$314,000	$5,146,000	$4,236,000	$9,696,000

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